                                                                  Exhibit 24.1


                  REINSURANCE GROUP OF AMERICA, INCORPORATED



                              POWER  OF ATTORNEY
                              ------------------

I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1997 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------

  /s/  H. Edwin Trusheim        Director    /  X  /         Officer    /     /
----------------------------


  H.  Edwin Trusheim
-----------------------
Name (Typed or printed)


Date     3/18/98
      -----------------

                                                                  Exhibit 24.1



                  REINSURANCE GROUP OF AMERICA, INCORPORATED



                              POWER  OF ATTORNEY
                              ------------------

I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1997 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------


  /s/ W. P. Stiritz             Director    /  X  /         Officer    /     /
----------------------------





  William P. Stiritz
-----------------------
Name (Typed or printed)


Date      1/26/98
      -----------------

                                                                  Exhibit 24.1



                  REINSURANCE GROUP OF AMERICA, INCORPORATED



                              POWER  OF ATTORNEY
                              ------------------

I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1997 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------



  /s/ Leonard M. Rubenstein     Director    /  X  /         Officer    /     /
----------------------------





 Leonard M. Rubenstein
-----------------------
Name (Typed or printed)


Date      2/12/98
      -----------------

                                                                  Exhibit 24.1


                  REINSURANCE GROUP OF AMERICA, INCORPORATED



                              POWER  OF ATTORNEY
                              ------------------

I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1997 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------



  /s/ William A. Peck           Director    /  X  /         Officer    /     /
----------------------------





    William A. Peck
-----------------------
Name (Typed or printed)


Date      1/26/98
      -----------------

                                                                  Exhibit 24.1



                  REINSURANCE GROUP OF AMERICA, INCORPORATED



                              POWER  OF ATTORNEY
                              ------------------

I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1997 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.





Signature
---------



  /s/ S. I. Greenbaum           Director    /  X  /         Officer    /     /
----------------------------





  Stuart I. Greenbaum
-----------------------
Name (Typed or printed)


Date      1/28/98
      -----------------

                                                                  Exhibit 24.1



                  REINSURANCE GROUP OF AMERICA, INCORPORATED



                              POWER  OF ATTORNEY
                              ------------------

I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1997 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------



  /s/ Bernard A. Edison         Director    /  X  /         Officer    /     /
----------------------------





   Bernard A. Edison
-----------------------
Name (Typed or printed)


Date    Jan. 28, 1998
      -----------------

                                                                  Exhibit 24.1



                  REINSURANCE GROUP OF AMERICA, INCORPORATED



                              POWER  OF ATTORNEY
                              ------------------

I, the undersigned, as a director or officer of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and Matthew P. McCauley, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1997 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------



  /s/ J. C. Eason               Director    /  X  /         Officer    /     /
----------------------------





    J. Cliff Eason
-----------------------
Name (Typed or printed)


Date      2/2/98
      -----------------